Exhibit 10.4

JOINDER TO
SECURITY AGREEMENT

This Joinder to Security Agreement (“Joinder”) is made on this ________, 2010 (the “Effective Date”) by  ________________ (“Investor”).

WHEREAS, as of the date hereof, Applied DNA Sciences, Inc., a Delaware corporation (the “Company”) has issued and sold to the Investor a senior secured convertible note (the “Investor Note”) in a private placement transaction (the “Offering”);

WHEREAS, as part of the Offering, the Investor will become a party to that certain Security Agreement (the “Security Agreement”), dated as of July 15, 2010 made by the Company in favor of Etico Capital, LLC, a limited liability company organized under the laws of Delaware, as Collateral Agent for the Buyers (as defined in the Security Agreement), pursuant to which the Investor Note will be secured by a security interest in all of the assets of the Company.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.           Joinder to Security Agreement.  Investor hereby agrees to be become a party to and to be bound by all of the terms and provisions of the Security Agreement as a Buyer for all purposes thereunder.  In addition, the Investor Note will be deemed to be a “Note” (as defined in the Security Agreement).

2.           Applicable Law. This Joinder will be construed in accordance with, and the rights of the parties governed by, the laws of the State of New York, without regard to the choice of law provisions thereof.

3.           Counterparts; Incorporation.  This Joinder may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.  The recitals to this Joinder are hereby incorporated by reference and made a part hereof for all purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

[INVESTOR]

By:_________________________________
Name:
Title:

AGREED TO AND ACCEPTED:

APPLIED DNA SCIENCES, INC.,
a Delaware corporation

By:_____________________________
Dr. James A. Hayward
President and Chief Executive Officer

ETICO CAPITAL, LLC.,
a Delaware limited liability corporation

By:_____________________________
Scott A. Weisman
Managing Director